UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
January 8, 2019
Date of report (Date of earliest event reported)

ROADRUNNER TRANSPORTATION SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-34734	20-2454942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1431 Opus Place, Suite 530 Downers Grove, Illinois		60515
(Address of Principal Executive Offices)		(Zip Code)
(414) 615-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modifications to Rights of Security Holders.

The information set forth in Item 5.03 is incorporated into this Item 3.03 by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At our annual meeting of stockholders held on December 19, 2018, following the recommendation of our board of directors, our stockholders approved the amendments to our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) described below. On January 8, 2019, we filed the Certificates of Amendment to the Certificate of Incorporation (each a “Certificate of Amendment” and, together, the “Certificates of Amendment”) with the Secretary of State of the State of Delaware and the amendments to our Certificate of Incorporation became effective. The amendments to our Certificate of Incorporation are as follows:

•
We filed a Certificate of Amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 105,000,000 shares to 1,100,000,000 shares and to increase our total authorized shares of capital stock from 120,005,000 shares to 1,115,005,000 shares.

•
We filed a Certificate of Amendment to our Certificate of Incorporation to permit stockholder action by written consent. The Certificate of Incorporation did not previously permit stockholder action by written consent.

•
We filed a Certificate of Amendment to our Certificate of Incorporation to permit a majority of our stockholders to request that we call a special meeting of stockholders. The Certificate of Incorporation did not previously permit stockholders to request that we call a special meeting of stockholders, and only permitted the chairman of our board of directors or the board of directors to call a special meeting of stockholders.

•
We filed a Certificate of Amendment to our Certificate of Incorporation to permit a majority of our stockholders to remove directors with or without cause. The Certificate of Incorporation previously provided that directors may only be removed for cause and by a vote of stockholders holding at least 66 2/3% of our common stock.

•
We filed a Certificate of Amendment to our Certificate of Incorporation to permit a majority of our stockholders to amend or repeal our Certificate of Incorporation or any provision thereof. The Certificate of Incorporation previously provided that certain provisions of the Certificate of Incorporation could only be amended or repealed with the affirmative vote of stockholders holding 80% of our common stock, unless such amendment or repeal was declared advisable by our board of directors by the affirmative vote of at least 75% of the entire board of directors, notwithstanding the fact that a lesser percentage may be specified by the Delaware General Corporation Law.

•
We filed a Certificate of Amendment to our Certificate of Incorporation to permit a majority of our stockholders to amend or repeal our Second Amended and Restated Bylaws or any provision thereof. The Certificate of Incorporation previously provided that the Second Amended and Restated Bylaws could only be amended or repealed with the affirmative vote of the stockholders holding 66 2/3% of our common stock.

•
We filed a Certificate of Amendment to our Certificate of Incorporation to designate the courts in the state of Delaware as the exclusive forum for all legal actions unless otherwise consented to by us. The Certificate of Incorporation did not previously have a provision regarding forum selection.

•
We filed a Certificate of Amendment to our Certificate of Incorporation to expressly opt-out of Section 203 of the Delaware General Corporation Law. The Certificate of Incorporation did not previously opt-out of Section 203 of the Delaware General Corporation Law. Section 203 is an anti-takeover provision that generally prohibits a person or entity who acquires 15% or more in voting power from engaging in certain transactions with a corporation for a period of three years following the date such person or entity acquired the 15% or more in voting power.

•
We filed a Certificate of Amendment to our Certificate of Incorporation to renounce any interest or expectancy we may have in, or being offered an opportunity to participate in, any business opportunity that is presented to Elliott Management Corporation, or funds affiliated with Elliott Management Corporation, or any of its or their directors, officers, stockholders, or employees. The Certificate of Incorporation did not previously renounce our interest or expectancy in, or being offered an opportunity to participate in, any business opportunity.

The foregoing descriptions of the Certificates of Amendment are only summaries and do not purport to be complete, and such descriptions are qualified in their entirety by reference to the full text of the Certificate of Incorporation, as amended by the Certificates of Amendment, a complete copy of which is filed hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On January 9, 2019, we issued a press release announcing the revised timing of our previously announced rights offering due entirely to the partial government shutdown. A copy of the press release is furnished as Exhibit 99.1 hereto pursuant to Item 7.01 of Form 8-K and is hereby incorporated by reference into this Item 7.01.
In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Shell Company Transactions.
Not applicable.
(d)	Exhibits.
Exhibit
Number

3.1	Amended and Restated Certificate of Incorporation of Roadrunner Transportation Systems, Inc., as amended
99.1	Press Release dated January 9, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Date: January 9, 2019	By:	/s/ Terence R. Rogers
Terence R. Rogers
Chief Financial Officer